STIFEL FINANCIAL CORP. KBW Investor Presentation November 6, 2007

Forward Statements This presentation may contain "forward-looking statements" that involve risks and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp. and Stifel Nicolaus ("SF" or the "Company"). Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's Annual and Quarterly Reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission. To supplement our financial statements presented in accordance with GAAP, the management uses certain non-GAAP measures of financial performance and liquidity. These non-GAAP measures are in addition to results prepared by the Company in accordance with GAAP, and should only be considered together with the Company's GAAP results. Certain statements in the following presentation relate to future results that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.

Who We Are

Stifel Profile General Parent Company: Stifel Financial Corp. (NYSE:SF) Nearly 3,000 associates in 170 offices U.S. and Europe Management and associates own in excess of 45% of the firm Strong financial performance; 2007 will mark 12 consecutive years of record net revenue Market Information Current Share Price $55.00 52 Week High/Low $63.48 -- $34.04 Shares Outstanding (FD) 16.8 million Market Cap (FD) $926 million Book Value/Share $27.12

Stifel History Founded in St. Louis in 1890 Strong track record in 20's - 50's as an innovative underwriter Led numerous significant financings Mackanack ohare NYSE Member firm 1958 Seven successful acquisitions from 60's - 90's. IPO NYSE 1983 Symbol - SF

Investment Highlights

Investment Highlights Experienced Management Team Well-Diversified Business with Multiple Growth Channels Strong Financial Performance with Consistent Growth Compelling Valuation-Especially for Growth Successful Acquisition History with Proven Integration Skills Industry Consolidation Represents Major Growth Catalyst Highly Regarded Growing Private Client Business Broad Capital Markets Platform with Middle Market Focus Banking Opportunity Alignment of Interests

Experienced Management Team Board of Directors

Diversified Business w/ Multiple Growth Channels Private Client Group Approximately 1,000 Financial Advisors in 152 offices throughout the United States Capital Markets Approx 400 associates in 20 U.S. offices and 3 offices in Europe. Full coverage of major domestic and European institutions Investment Banking Approximately 200 banking associates in 18 U.S. offices Banking Ability to offer lending products and services to existing private client customers. [Net Revenue pie chart] [Map of locations]

Strong Financial Performance - Record Results

Consistent Growth [bar charts]

3rd Quarter Highlights Quarterly revenue of $190.8 million, a 66% increase over the prior year third quarter. Nine month revenue of $574.0 million, a 71% increase for the nine months as compared to 2006. Quarterly Core net income of $14.3 million, or $0.80 per diluted share, a 48% over the prior year third quarter. YTD Core net income of $46.3 million, or $2.75 per diluted share, a 67% increase for the nine months as compared to 2006. Our Private Client Group ("PCG"), and Equity Capital Markets ("ECM"), achieved record revenue and profits for the nine months ended September 30, 2007. Commission and principal transactions increased $44.6 million, 64% over the previous year third quarter and increased 52% for the nine months as compared to 2006. Investment banking revenue increased to $31.0 million, 57% over the prior year third quarter and increased 170% for the nine months as compared to 2006. Asset management and service fees increased to $27.1 million, 86% over the prior year third quarter and increased to $72.0 million, 70% for the nine months ended September 30, 2007. For the three and nine months ended September 30, 2007, utilizing Core earnings, pretax margin was 13% and 14%, respectively and annualized return on average equity totaled 14% and 18% respectively. The Company successfully completed the conversion of all Ryan Beck branch offices in the third quarter.

Stifel Stock Performance as of 11/2/07 Number One Brokerage Stock (over the last 1, 3 and 5 Years)

Well Capitalized for Growth

Reconciliation of GAAP to Core Earnings

GAAP to Core Earnings

Quarterly Income Statement Impact

Annual Income Statement Impact

Compelling Valuation and Successful Acquisition Track Record

Key Pricing Metrics

Successful Acquisition History

Industry Consolidation

Industry Landscape - Past

Industry Landscape -- Acquired

Industry Landscape -- Current

Growing Private Client Business

Private Client Group [Net Revenues bar chart]

Private Client Group [bar charts]

Private Client Group 1997 Footprint [Number of Branches & Number of Investment Executives bar charts] [Map]

Private Client Group Organic Growth (1997-2005) [Number of Branches & Number of Investment Executives bar charts] [Map]

Private Client Group Acquisitions (Ryan Beck, MJSK) [Number of Branches & Number of Investment Executives bar charts] [Map]

Private Client Group Where are We Going - National Footprint [Number of Branches & Number of Investment Executives bar charts] [Map]

Broad Capital Market Platform

Equity Capital Markets Overview [bar charts]

Fixed Income Capital Markets Overview [bar charts] Nine Dedicated Fixed Income Industry Groups: General Obligation/ Revenue Bonds TIF/TDD Development financing Public Transportation Not-for-profit 503C(3) Orgs School Districts Healthcare Higher and Secondary Schools Special Project Financing Affordable And Senior Housing

2005 Acquisition Bolstered Capital Markets Legg Mason Capital Markets

Award Winning Research

Banking Provides Additional Growth Opportunities

Stifel Bank & Trust The addition of banking services will help recruit investment executives and retain client relationships Focus on asset generation in order to leverage our accounts and balances Service the needs of middle market commercial business and high net worth individuals Since the closing of the acquisition in April, the Bank has grown to $229 million in assets, up 84% No branch network required Excellent management team led by John Dubinsky Stifel Financial has approximately $4 billion in client cash equivalents

Alignment of Interests

Approximate Fully Diluted Equity Ownership [ownership pie chart]

Potential Challenges Investor Concerns Response Turned Positive Ability to effectively integrate recent acquisitions, particularly given limited cost savings 7 successful acquisitions 60's to 90's Strong strategic rationale for all acquisitions undertaken, with substantial revenue enhancement potential Main risk is employee attrition - Stifel model highly successful at attracting and retaining top talent Risk of losing FAs to bulge bracket competition Platform rewards producers Attractive opportunity for bulge bracket brokers looking to work on a more focused platform Employer of choice for independent minded, successful FAs Ability to offer employees true equity participation Exposure to highly correlated equity markets facing potential downturn Significant variable component in cost base Sector and revenue diversification reduces exposure to cyclical trends Private Client business correlated to trading volume rather than directionally to market Fee based revenue model further decreases volatility Potential price pressure Specialty focus / differentiated value, particularly through research, minimizes commoditization and supports pricing Retail commission less sensitive to pricing pressure Research and sales/trading becoming less profitable due to buyside unbundling Except for a few very large mutual fund complexes, few firms have the resources to unbundle Hedge funds are a bigger and growing part of the playing field and look for original non-consensus research ideas and are generally less price sensitive

Key Takeaways

Questions and Answers